UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-21047

                         DREYFUS FIXED INCOME SECURITIES
               (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        10/31


Date of reporting period:       04/30




[PAGE]

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.


Dreyfus
High Yield Shares



SEMIANNUAL REPORT
April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Financial Futures

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                            24   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                              High Yield Shares





LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus High Yield Shares covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and director of the Dreyfus Taxable Fixed Income Team that manages the fund.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Senior Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus High Yield Shares perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund achieved a total return of 24.10% and produced aggregate income dividends of $0.667 per share.(1) In comparison, the Merrill Lynch High Yield Master II Index (the "Index"), the fund's benchmark, achieved a total return of 22.21% for the same period.(2)

We attribute the fund's returns to a sustained rally in the high-yield bond market as investor sentiment improved in anticipation of better economic conditions. The fund produced higher returns than its benchmark, primarily because of our security selection strategy, which successfully identified attractive values in high-yield bonds while generally avoiding issuers severely affected by credit problems.

What is the fund's investment approach?

The fund seeks maximum total return, consistent with the preservation of capital and prudent investment management, by investing in high-yield bonds, commonly known as "junk bonds." To pursue its goal, the fund invests at least 80% of its assets in high-yield securities issued by U.S. and foreign entities. These may include corporate debt securities, including convertible securities and corporate commercial paper; structured notes, including high-grade or "indexed" securities, catastrophe bonds and loan participations; zero-coupon securities; and debt securities issued by state or local governments and their agencies, authorities and other instrumentalities.

When choosing securities, we seek to capture the higher yields offered by high-yield bonds. Our investment process is based on security-specific credit research to seek out companies with improving business
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

fundamentals. We look at a variety of factors, including the company's financial strength, the state of the industry or sector, the company's management and whether there is sufficient equity value in the company.

What other factors influenced the fund's performance?

The U.S. high-yield bond market experienced a sustained and encouraging rally during the reporting period as investor sentiment improved from the lows established earlier in 2002. Before the reporting period began, the high-yield bond market had been hurt by a combination of sluggish economic growth, high-profile corporate scandals and deteriorating business conditions, especially in the technology and telecommunications industry groups. At the same time, tensions culminating in the war with Iraq contributed to growing risk-aversion among investors, who generally shunned corporate securities with the potential for more risk -- including stocks and high-yield bonds -- in favor of relative safe havens, such as U.S. government securities.

Soon after the reporting period began, however, the market began to shake off these negative influences, and investors appeared ready to recommit to corporate bonds. Some investors responded to what they regarded as attractive valuations of high-yield bonds whose prices had been beaten down in the market decline. Others turned to corporate bonds for their relatively generous income streams in an environment of historically low yields on U.S. Treasury securities. By the end of the reporting period, high-yield bond prices had risen substantially above their previous lows.

We had taken advantage of opportunities to purchase distressed bonds of issuers we believed could withstand economic weakness before the reporting period began, and that strategy resulted in strong performance during the market rally. We focused primarily on larger issuers that we considered asset-rich, such as wireless telephone provider Nextel Communications, cellular infrastructure company American Tower, energy producer Williams Cos. and the diversified conglomerate Tyco International. In our view, companies such as these represented sound choices because their bond prices were more likely to be supported by tangible assets with measurable resale values. In addition, we focused a portion of the portfolio on "fallen angels," which are companies we considered fundamentally sound and whose bond prices had been hit hard during the downturn. Holdings in a variety of industries -- such as chemical companies, regional telephone companies and electric utilities -- rebounded strongly from relatively low price levels during the reporting period.

What is the fund's current strategy?

In the wake of the high-yield bond market's sustained rally, we have recently shifted our focus from distressed bonds of asset-rich companies to higher-quality corporate bond issuers. In our view, the high-yield bond market is moving toward a more normalized environment. We believe that the key factors to managing high yield in the current environment are broad diversification among industry groups and issuers, and selecting securities for the fund's portfolio that are more senior in structure.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.




                                                                        The Fund

April 30, 2003 (Unaudited)



STATEMENT OF INVESTMENTS

                                                                                              Principal
BONDS AND NOTES--96.7%                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--2.1%

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                          51,000                   35,700

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                   75,000                   74,250

K&F Industries,

   Sr. Sub. Notes, Ser. B 9.625%, 2010                                                           13,000                   14,105

                                                                                                                         124,055

AIRLINES--.4%

Delta Air Lines,

   Notes, 7.7%, 2005                                                                             30,000                   23,625

AUTOMOTIVE, TRUCKS & PARTS--1.7%

Airxcel,

   Sr. Sub. Notes, Ser. B, 11%, 2007                                                             50,000                   41,000

Collins & Aikman Products,

   Sr. Notes, 10.75%, 2011                                                                       33,000                   33,990

Rexnord,

   Sr. Sub. Notes, 10.125%, 2012                                                                 25,000  (a)              27,000

                                                                                                                         101,990

BUILDING & CONSTRUCTION--.9%

Resolution Performance Products,

   Sr. Sub. Notes, 13.5%, 2010                                                                   34,000                   36,635

WCI Communities,

   Sr. Sub. Notes, 10.625%, 2011                                                                 13,000                   13,845

                                                                                                                          50,480

CABLE & MEDIA--10.1%

CSC,

   Sr. Sub. Deb., 9.875%, 2023                                                                   75,000                   79,125

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/9.92%, 2011                                                             19,000  (b)              11,020

   Sr. Discount Notes, 0/11.75%, 2011                                                            37,000  (b)              16,835

   Sr. Discount Notes, 0/12.125%, 2012                                                           19,000  (b)               7,695

   Sr. Notes, 10.75%, 2009                                                                      302,000                  202,340

Gray Communications Systems,

   Sr. Sub. Notes, 9.25%, 2011                                                                    6,000                    6,630

Houghton Mifflin,

   Sr. Notes, 9.875%, 2013                                                                       10,000  (a)              10,850

NTL,

   Deb., 11.2%, 2007                                                                            105,000                   86,625

Paxson Communications,

   Sr. Sub. Notes, 10.75%, 2008                                                                  50,000                   55,500


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE & MEDIA (CONTINUED)

RH Donnelley Financial:

   Sr. Notes, 8.875%, 2010                                                                        9,000  (a)              10,125

   Sr. Sub. Notes, 10.875%, 2012                                                                  6,000  (a)               6,975

Spanish Broadcasting System,

   Sr. Sub. Notes, 9.625%, 2009                                                                  12,000                   12,750

Susquehanna Media,

   Sr. Sub. Notes, 7.375%, 2013                                                                  13,000  (a)              13,682

Turner Broadcasting System,

   Sr. Notes, 7.4%, 2004                                                                         56,000                   57,503

Vivendi Universal,

   Sr. Notes, 9.25%, 2010                                                                        16,000  (a)              18,040

                                                                                                                         595,695

CHEMICALS--6.6%

Avecia,

   Gtd. Sr. Notes, 11%, 2009                                                                    143,000                  130,845

Equistar Chemicals/Funding,

   Sr. Notes, 10.625%, 2011                                                                      25,000  (a)              26,562

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 10.125%, 2009                                                                 38,000                   39,330

Lyondell Chemical:

   Gtd. Sr. Secured Notes, Ser. B, 9.875%, 2007                                                  41,000                   42,435

   Sr. Secured Notes, 9.5%, 2008                                                                 25,000  (a)              25,625

   Sr. Secured Notes, 11.125%, 2012                                                              43,000                   46,655

OM Group,

   Sr. Sub. Notes, 9.25%, 2011                                                                   95,000                   81,700

                                                                                                                         393,152

COMMERCIAL SERVICES--2.1%

Brickman,

   Sr. Sub. Notes, 11.75%, 2009                                                                  13,000  (a)              14,625

United Rentals,

   Sr. Notes, Ser. B, 10.75%, 2008                                                               50,000                   54,250

Williams Scotsman,

   Sr. Notes, 9.875%, 2007                                                                       53,000                   53,000

                                                                                                                         121,875

CONSUMER PRODUCTS--.5%

Doane Pet Care,

   Sr. Notes, 10.75%, 2010                                                                       20,000  (a)              21,750

Moore North American Finance,

   Sr. Notes, 7.875%, 2011                                                                        8,000  (a)               8,560

                                                                                                                          30,310

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICE--2.6%

Farmers Exchange Capital,

   Notes, 7.2%, 2048                                                                             30,000  (a)              22,022

Finova,

   Notes, 7.5%, 2009                                                                             25,000                   10,125

Trump Holdings/Funding,

   First Mortgage, 11.625%, 2010                                                                 13,000  (a)              12,512

Tyco International,

   Gtd. Notes, 6.375%, 2005                                                                      71,000                   72,065

Williams Holdings of Delaware,

   Notes, 6.5%, 2008                                                                             37,000                   34,595

                                                                                                                         151,319

ELECTRIC UTILITIES--6.6%

Allegheny Energy Supply,

   Bonds, 8.25%, 2012                                                                            67,000  (a)              60,635

Allegheny Energy Statutory Trust 2001:

   Secured Notes, 10.25%, 2007                                                                   24,758  (a)              25,625

   Secured Notes, 10.25%, 2007                                                                    1,241  (a)               1,197

CMS Energy,

   Sr. Notes, 9.875%, 2007                                                                       67,000                   70,015

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                   241,000                  178,942

Mirant Americas Generation,

   Sr. Notes, 7.625%, 2006                                                                       66,000                   57,090

                                                                                                                         393,504

ENTERTAINMENT--2.4%

AMC Entertainment:

   Sr. Sub. Notes, 9.5%, 2009                                                                     5,000                    5,200

   Sr. Sub. Notes, 9.875%, 2012                                                                  27,000                   28,485

Bally Total Fitness,

   Sr. Sub. Notes, Ser. D, 9.875%, 2007                                                          19,000                   17,290

Buffets,

   Sr. Sub. Notes, 11.25%, 2010                                                                   6,000                    5,910

Cinemark USA,

   Sr. Sub. Notes, 9%, 2013                                                                       6,000  (a)               6,510

Old Evangeline Downs,

   Sr. Secured Notes, 13%, 2010                                                                   7,000  (a)               7,105

Regal Cinemas,

   Sr. Sub. Notes, Ser. B, 9.375%, 2012                                                           5,000                    5,525

Six Flags,

   Sr. Notes, 8.875%, 2010                                                                       50,000                   50,250


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT (CONTINUED)

Town Sports International,

   Sr. Notes, 9.625%, 2011                                                                       18,000  (a)              18,990

                                                                                                                         145,265

ENVIRONMENTAL--1.8%

Allied Waste:

   Sr. Notes, 7.875%, 2013                                                                       40,000                   41,800

   Sr. Sub. Notes, Ser. B, 10%, 2009                                                             47,000                   50,466

Synagro Technologies,

   Sr. Sub. Notes, 9.5%, 2009                                                                    13,000                   14,040

                                                                                                                         106,306

FOOD & BEVERAGES--1.4%

Del Monte,

   Sr. Sub Notes, 8.625%, 2012                                                                   28,000  (a)              30,275

Dole Foods,

   Sr. Notes, 8.875%, 2011                                                                        6,000  (a)               6,555

Land O'Lakes,

   Sr. Notes, 8.75%, 2011                                                                        64,000                   41,280

Swift & Co.,

   Sr. Notes, 10.125%, 2009                                                                       7,000  (a)               7,210

                                                                                                                          85,320

GAMING & LODGING--3.5%

John Q Hamons Hotels/Finance,

   First Mortgage Notes, Ser. B, 8.875%, 2012                                                    25,000                   26,000

Mandalay Resort,

   Sr. Sub. Notes, Ser. B, 10.25%, 2007                                                          50,000                   55,500

Park Place Entertainment:

   Sr. Notes, 7%, 2013                                                                            6,000  (a)               6,180

   Sr. Sub. Notes, 8.875%, 2008                                                                  15,000                   16,237

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                   46,000                   43,010

Riviera,

   Gtd. Sr. Secured Notes, 11%, 2010                                                             15,000                   14,175

Station Casinos,

   Sr. Sub. Notes, 9.875%, 2010                                                                   6,000                    6,645

Turning Stone Casino Enterprise,

   Sr. Notes, 9.125%, 2010                                                                       16,000  (a)              16,920

Wynn Las Vegas,

   Second Mortgage, 12%, 2010                                                                    21,000                   22,838

                                                                                                                         207,505

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--1.2%

Extendicare Health Services:

   Sr. Notes, 9.5%, 2010                                                                         11,000                   10,945

   Sr. Sub. Notes, 9.35%, 2007                                                                    5,000                    4,075

Healthsouth,

   Sr. Notes, 7%, 2008                                                                           60,000  (c)              38,550

PerkinElmer,

   Sr. Sub. Notes, 8.875%, 2013                                                                   2,000  (a)               2,165

Tenet HealthCare,

   Notes, 7.375%, 2013                                                                           15,000                   14,888

                                                                                                                          70,623

MACHINERY--1.2%

Columbus McKinnon,

   Sr. Sub. Notes, 8.5%, 2008                                                                    50,000                   35,750

National Equipment Services,

   Sr. Sub. Notes, Ser. D, 10%, 2004                                                             50,000                   10,250

Terex,

   Sr. Sub. Notes, Ser. B, 10.375%, 2011                                                         25,000                   27,875

                                                                                                                          73,875

MANUFACTURING--1.8%

Dresser,

   Sr. Sub. Notes, 9.375%, 2011                                                                  54,000                   55,890

Tekni-Plex,

   Sr. Sub. Notes, Ser. B, 12.75%, 2010                                                          51,000                   50,108

                                                                                                                         105,998

OIL & GAS--12.4%

ANR Pipeline,

   Sr. Notes, 8.875%, 2010                                                                       30,000  (a)              33,300

Belden & Blake,

   Sr. Sub. Notes, Ser. B, 9.875%, 2007                                                          25,000                   23,375

Coastal:

   Notes, 6.5%, 2006                                                                             13,000                   12,025

   Notes, 7.625%, 2008                                                                           42,000                   37,800

   Sr. Deb., 6.5%, 2008                                                                         187,000                  161,755

EOTT Energy Partners/Finance,

   Gtd. Sr. Notes, 11%, 2009                                                                     50,000  (c)              36,750

Frontier Escrow,

   Sr. Notes, 8%, 2013                                                                           12,000  (a)              12,480

Hanover Equipment Trust,

   Sr. Secured Notes, Ser. B, 8.75%, 2011                                                        62,000                   63,550


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS (CONTINUED)

Leviathan Gas Pipeline Partners/Finance,

   Sr. Sub. Notes, Ser. B, 10.375%, 2009                                                         14,000                   15,190

Nuevo Energy,

   Sr. Sub. Notes, Ser. B, 9.375%, 2010                                                          39,000                   41,535

Premcor Refining:

   Sr. Notes, 9.25%, 2010                                                                        13,000  (a)              14,365

   Sr. Notes, 9.5%, 2013                                                                          6,000  (a)               6,720

Southern Natural Gas,

   Sr. Notes, 8.875%, 2010                                                                       25,000  (a)              27,750

Tesoro Petroleum,

   Sr. Sub. Notes, Ser. B, 9%, 2008                                                              29,000                   27,840

Williams Cos:

   Notes, 6.5%, 2006                                                                             47,000                   45,355

   Notes, 7.125%, 2011                                                                            3,000                    2,850

   Notes, 8.125%, 2012                                                                           75,000  (a)              74,250

   Notes, 9.25%, 2004                                                                            20,000                   20,250

      Putable Asset Term Securities,

      Ser. A, 6.75%, 2006                                                                        31,000                   30,070

Wiser Oil,

   Sr. Sub Notes, 9.5%, 2007                                                                     53,000                   46,375

                                                                                                                         733,585

PACKAGING--1.0%

Owens-Brockway,

   Sr. Secured Notes, 7.75%, 2011                                                                15,000  (a)              15,562

   Sr. Notes, 8.25%, 2013                                                                         5,000  (a)               5,188

Pliant,

   Sr. Sub. Notes, 13%, 2010                                                                     19,000                   17,670

Riverwood International,

   Sr. Sub. Notes, 10.875%, 2008                                                                 18,000                   18,675

                                                                                                                          57,095

PAPER & FORESTRY PRODUCTS--2.2%

Appleton Papers,

   Sr. Sub. Notes, Ser. B, 12.5%, 2008                                                           15,000                   17,100

Buckeye Technologies,

   Sr. Sub. Notes, 8.5%, 2005                                                                    50,000                   49,500

Georgia-Pacific:

   Sr. Notes, 8.875%, 2010                                                                       27,000  (a)              29,228

   Sr. Notes, 9.375%, 2013                                                                       33,000  (a)              36,465

                                                                                                                         132,293

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RAILROADS--.1%

TFM, S.A. de C.V.,

   Sr. Notes, 10.25%, 2007                                                                        6,000                    5,955

RETAIL STORES--.8%

Hollywood Entertainment,

   Sr. Sub. Notes, 9.625%, 2011                                                                  13,000                   14,105

JC Penney,

   Sr. Notes, 8%, 2010                                                                           13,000                   13,878

Remington Arms,

   Sr. Notes, 10.5%, 2011                                                                         5,000  (a)               5,425

Rite Aid,

   Sr. Secured Notes, 8.125%, 2010                                                               13,000  (a)              13,390

                                                                                                                          46,798

STRUCTURED INDEX--22.4%

JP Morgan HYDI-100,

   Linked Ctf. of Deposit, 8.75%, 2007                                                        1,225,000  (a,d)         1,324,531

TECHNOLOGY--1.1%

AMI Semiconductor,

   Sr. Sub. Notes, 10.75%, 2013                                                                  25,000  (a)              27,250

Amkor Technology,

   Sr. Notes, 9.25%, 2008                                                                        25,000                   26,813

Fairchild Semiconductor International,

   Sr. Sub. Notes, 10.375%, 2007                                                                 13,000                   13,780

                                                                                                                          67,843

TELECOMMUNICATIONS--4.5%

Fairpoint Communications,

   Sr. Notes, 11.875%, 2010                                                                       6,000  (a)               6,690

Insight Midwest Capital,

   Sr. Notes, 9.75%, 2009                                                                        13,000  (a)              14,008

Level 3 Communications:

   Sr. Discount Notes, 0/10.5%, 2008                                                             11,000  (b)               7,975

   Sr. Notes, 11%, 2008                                                                          13,000                   10,855

Loral Cyberstar,

   Sr. Notes, 10%, 2006                                                                           4,000                    1,680

MJD Communications,

   Floating Rate Notes, Ser. B, 5.4775%, 2008                                                    70,000  (e)              54,950


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

Qwest Services,

   Notes, 13.5%, 2010                                                                           106,000  (a)             118,190

US West Capital Funding,

   Notes, 6.25%, 2005                                                                            56,000                   50,540

                                                                                                                         264,888

TEXTILES & APPARREL--.4%

Levi Strauss & Co.,

   Sr. Notes, 12.25%, 2012                                                                       31,000  (a)              25,885

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--1.5%

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage Participation Ctfs., REMIC,

  Ser. 2518, Cl. 1B, 5.5%, 9/15/2021

   (Interest Only Obligation)                                                                   663,636  (f)              89,591

WIRELESS TELECOMMUNICATIONS--3.4%

American Tower,

   Sr. Notes, 9.375%, 2009                                                                       66,000                   65,670

American Tower Escrow,
   Units, 0%, 2008                                                                               10,000  (a,g)             7,050

Crown Castle International,

   Sr. Notes, 10.75%, 2011                                                                       25,000                   25,875

Nextel Communications:

   Conv. Sub. Deb., 5.25%, 2010                                                                  60,000                   54,750

   Sr. Serial Redeemable Notes,
      9.375%, 2009                                                                               26,000                   28,210

SBA Communications,

   Sr. Notes, 10.25%, 2009                                                                       25,000                   21,125

                                                                                                                         202,680

TOTAL BONDS AND NOTES

   (cost $5,392,859)                                                                                                   5,732,041

PREFERRED STOCKS--.9%                                                                            Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CABLE & MEDIA;

Paxson Communications,

  Cum. Conv.,$975

      (cost $39,345)                                                                                  9  (a)              55,314

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--.5%                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  1.15%, 6/5/2003

      (cost $29,967)                                                                             30,000  (h)              29,968

TOTAL INVESTMENTS (cost $5,462,171)                                                                98.1%               5,817,323

CASH AND RECEIVABLES (NET)                                                                          1.9%                 111,989

NET ASSETS                                                                                        100.0%               5,929,312

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30,
     2003, THESE SECURITIES AMOUNTED TO $2,260,736 OR 38.1% OF NET ASSETS.

(B)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(C)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(D)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(E)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(F)  NOTIONAL FACE AMOUNT SHOWN.

(G)  UNIT REPRESENTS BOND WITH WARRANTS ATTACHED TO PURCHASE COMMON STOCK.

(H)  PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES
     POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

April 30, 2003 (Unaudited)

                                                                     Market Value                                    Unrealized
                                                                       Covered by                                 (Depreciation)
                                                Contracts            Contracts ($)           Expiration         at 4/30/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 10 Year Notes                             1                 115,125             June 2003                    (246)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  5,462,171    5,817,323

Interest receivable                                                     171,106

Receivable for investment securities sold                                56,054

                                                                      6,044,483

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                               313

Cash overdraft due to Custodian                                          85,048

Payable for investment securities purchased                              29,564

Payable for futures variation margin--Note 3                                246

                                                                        115,171

NET ASSETS ($)                                                        5,929,312

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       5,450,379

Accumulated undistributed investment income                              48,987

Accumulated net realized gain (loss) on investments                      75,040

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($246) net unrealized                       354,906
  (depreciation) on financial futures]

NET ASSETS ($)                                                        5,929,312

SHARES OUTSTANDING

(unlimited number of $.001 par value shares
   of Beneficial Interest authorized)                                   437,126

NET ASSET VALUE, offering and redemption price per share ($)              13.56

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               280,625

Dividends                                                                2,461

TOTAL INCOME                                                           283,086

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments, options and foreign
  currency transactions                                                 97,483

Net realized gain (loss) on financial futures                          (22,357)

NET REALIZED GAIN (LOSS)                                                75,126

Net unrealized appreciation (depreciation) on investments
  (including $776 net unrealized appreciation on financial futures)    791,867

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 866,993

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,150,079

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)   October 31, 2002(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Total investment income                           283,086               169,191

Net realized gain (loss) on investments            75,126                28,406

Net unrealized appreciation (depreciation)
   on investments                                 791,867              (436,961)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,150,079              (239,364)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income                                (281,281)             (123,089)

Net realized gain on investments                  (27,185)                   --

TOTAL DIVIDENDS                                  (308,466)             (123,089)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                      18,598             4,949,999

Dividends reinvested                              308,466               123,089

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS          327,064             5,073,088

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,168,677             4,710,635

NET ASSETS ($):

Beginning of Period                             4,760,635                50,000

END OF PERIOD                                   5,929,312             4,760,635

Undistributed investment income                    48,987                47,182

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                         1,485               396,000

Shares issued for dividends reinvested             25,312                10,329

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      26,797               406,329

(A)  FROM JUNE 6, 2002 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                               (Unaudited)   October 31, 2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period               11.60           12.50

Investment Operations:

Investment income                                    .67(b)          .49(b)

Net realized and unrealized
   gain (loss) on investments                       2.02           (1.08)

Total from Investment Operations                    2.69            (.59)

Distributions:

Dividends from investment income                    (.66)           (.31)

Dividends from net realized gain on investments     (.07)             --

Total Distributions                                 (.73)           (.31)

Net asset value, end of period                     13.56           11.60
-------------------------------------------------------------------------------

TOTAL RETURN (%)                                   24.10(c)        (4.73)(c,d,e)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of net investment income
   to average net assets                           10.80(f)         3.50

Portfolio Turnover Rate                           251.63(c)       198.61
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)              5,929           4,761

(A)  FROM JUNE 6, 2002 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2002.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D) EXCLUSIVE OF WRAP FEE CHARGES. IN ADDITION, ALL FUND LEVEL EXPENSES ARE BORNE BY THE DISTRIBUTOR.

(E) CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON JUNE 10, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2002.

(F)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus High Yield Shares (the "fund") is a separate non-diversified series of Dreyfus Fixed Income Securities (the "Company") which is registered under the Investment Company Act of 1940 as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to provide investors with maximum total return consistent with the preservation of capital and prudent investment management. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), is the distributor of the fund's shares.

As of April 30, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 435,604 shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Shares of each fund may be purchased only through "wrap fee" programs sponsored by investment advisors or broker/dealers (" financial representatives" ). Typically, participants in these programs pay an all-inclusive "wrap" fee to their financial representative. There are no fees or expenses charged directly to the fund. The Distributor pays all fund expenses. The program sponsors have agreed to pay the Distributor for services it provides in connection with an investment in the fund.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

On April 30, 2003, the Board of Trustees declared a cash dividend of $.11 per share from undistributed investment income-net, payable on May 1, 2003 (ex-dividend date) , to shareholders of record as of the close of business on April 30, 2003.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002 was as follows: ordinary income $123,089. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Other Transactions With Affiliates:

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derives $1,366 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities options and financial futures, during the period ended April 30, 2003, amounted to $12,862,275 and $12,603,700, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2003, are set forth in the Statement of Financial Futures.

At April 30, 2003, accumulated net unrealized appreciation on investments was $355,152, consisting of $474,688 gross unrealized appreciation and $119,536 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

PROXY RESULTS (Unaudited)

Dreyfus Fixed Income Securities held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:

                                                            Shares
                                              ----------------------------------
                                                      For    Authority Withheld
                                              ----------------------------------

To elect additional Trustees:

   David W. Burke                                 888,867                     0

   Whitney I. Gerard                              888,867                     0

   Arthur A. Hartman                              888,867                     0

   George L. Perry                                888,867                     0

Joseph S. DiMartino, Clifford L. Alexander, Jr. and Lucy Wilson Benson continued as Trustees of the Company after the shareholder meeting.





For More Information

                        Dreyfus  High Yield Shares
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE Call your Dreyfus Service Corporation representative or 1-877-460-5620

BY MAIL  Write to:
Dreyfus Separate Accounts Dreyfus Service Corporation
200 Park Avenue 10th Floor
New York, NY 10166

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2003 Dreyfus Service Corporation                                  753SA0403



================================================================================



Dreyfus
Mortgage Shares



SEMIANNUAL REPORT
April 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Financial Futures

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                                Mortgage Shares

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Mortgage Shares covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Mortgage Shares perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund achieved a total return of 3.03% and distributed aggregate income dividends totaling $0.279 per share.(1) The fund's benchmark, the Lehman Brothers Fixed Rate Mortgage Backed Securities Index, achieved a total return of 2.33% for the same period.(2)

Mortgage-backed securities produced attractive total returns in comparison to some other asset classes, though they tended to trail other sectors of the bond market during the reporting period. That's primarily because historically low interest rates led to a record volume of mortgage refinancing activity, effectively returning principal early to bondholders and constraining returns. The fund's returns were higher than that of its benchmark, primarily because we maintained the fund's average duration in a range that was longer than that of its benchmark, enabling us to lock in higher yields as interest rates declined.

What is the fund's investment approach?

The fund invests at least 80% of its assets in mortgage-related securities from private and government-related issuers. The remainder may be allocated to other fixed-income securities, including asset-backed securities, U.S. Treasuries and repurchase agreements. The fund seeks as high a level of current income as is consistent with the preservation of capital.

We use a four-step investment approach:

* PREPAYMENT TREND ANALYSIS. We carefully review the extent to which homeowners are likely to prepay their mortgages because of home sales or refinancing, as a sharp increase or decrease in this trend would adversely affect returns provided by the fund's mortgage-backed holdings.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* OPTION-ADJUSTED SPREAD ANALYSIS. This analytical tool compares the early redemption or extension characteristics of different mortgage-backed securities with other securities, such as U.S. Treasuries. This analysis helps us measure the relative risk that different types of mortgage-backed securities may have versus their expected total return.

* CASH FLOW STRUCTURE ANALYSIS. This helps us determine the predictability and security of cash flows provided by different bond structures. We analyze the benefits of 30- and 15-year fixed-rate securities along with adjustable-rate mortgage securities ("ARMs").

* TOTAL-RATE-OF-RETURN SCENARIOS. We calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.



What other factors influenced the fund's performance?

The fund was affected by historically low interest rates during the reporting period. In early November 2002, the Federal Reserve Board reduced short-term interest rates by 50 basis points to just 1.25% in an attempt to stimulate a persistently sluggish economy. However, because of uncertainty leading to the war in Iraq and the lingering effects of 2002's corporate scandals, the economy failed to respond meaningfully. As a result, long-term bond yields also declined, and mortgage rates tested their historical lows.

Because many homeowners could significantly reduce their borrowing costs by refinancing their mortgages, the reporting period saw a surge in refinancing activity. This was evident in the refinancing index, which rose to a new high in early March 2003. Because refinancing activity effectively returns principal to existing bondholders, this surge hindered returns from most mortgage-backed securities.

In this environment, we attempted to lock in higher yields for as long as practical while bond yields fell. We did so by maintaining a relatively long average duration for most of the reporting period. In addition, we emphasized mortgage-backed securities issued by Ginnie Mae and, to a lesser extent, Fannie Mae and Freddie Mac. In our view, Ginnie Mae securities were less susceptible to the adverse effects of refinancing activity because of their lower average loan balances and a preponderance of first-time homebuyers. We also invested about 15% of the fund's assets in commercial mortgage-backed securities, which ranked as one of the top-performing sectors of the bond market during the reporting period, and approximately 10% in non-agency mortgage-backed securities with high yields.

What is the fund's current strategy?

We recently increased the fund' s holdings of agency-backed mortgage-related securities in anticipation of lower levels of prepayment risk. We believe that record federal budget deficits are likely to lead to greater issuance of U.S. Treasury securities, which may push longer-term bond yields higher. Such a scenario should reduce prepayment activity and be beneficial to most mortgage-backed securities. At the same time, we have intensified our focus on securities selling at a discount to their face values, which we believe may benefit as the U.S. economy gradually recovers and credit concerns wane. We believe that these are appropriate strategies in today's low interest-rate environment.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND WHERE APPLICABLE CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS FIXED RATE MORTGAGE BACKED SECURITIES INDEX TRACKS THE PERFORMANCE OF THE MORTGAGE PASS-THROUGH SECURITIES OF FANNIE MAE (FNMA), FREDDIE MAC (FHLMC) AND GINNIE MAE (GNMA). THE INDEX GROUPS SECURITIES OF INDIVIDUAL POOLS OF MORTGAGE BACKED SECURITIES INTO GENERIC AGGREGATES WITH EACH AGGREGATE REPRESENTING THE OUTSTANDING POOLS FOR A GIVEN AGENCY, PROGRAM, ISSUE YEAR AND COUPON. THE INDEX DOES NOT INCLUDE BUYDOWNS, GRADUATED EQUITY MORTGAGES, PROJECT LOANS AND CMOS. SECURITIES THAT ARE INCLUDED IN THE INDEX ARE FIXED-RATE SECURITIES WITH A WEIGHTED AVERAGE MATURITY OF AT LEAST ONE YEAR AND AT LEAST $150 MILLION PAR AMOUNT OUTSTANDING.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)



                                                                                              Principal
BONDS AND NOTES--148.3%                                                                       Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CTFS./HOME EQUITY LOANS--2.2%

Conseco Finance,

   Ser. 2001-D, Cl. A 4, 5.53%, 2032                                                            150,000                  153,516

ASSET-BACKED CTFS./CREDIT CARDS--1.0%

MBNA Credit Card Master Note Trust,

   Ser. 2002, Cl. C1, 6.8%, 2014                                                                 59,000                   61,792

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--18.9%

Bear Stearns Commercial Mortgage Securities,

   Ser. Sec. 2003-BA1A, Cl. G, 2.903%, 2015                                                     355,000  (a,b)           353,007

COMM,

   Ser. 2001-FL5A, Cl. G, 2.52%, 2013                                                           200,000  (a,b)           196,716

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                           169,647                  176,904

GGP Mall Properties Trust,

   Ser. 2001-C1A, Cl. C2, 5.558%, 2011                                                          245,945  (a)             260,317

Trizechahn Office Properties Trust,

   Ser. 2001-TZHA, Cl. A2, 6.093%, 2016                                                         200,000  (a)             216,907

Wachovia Bank Commercial Mortgage Trust,

   Ser. 2002-WHL, Cl. L, 4.31%, 2015                                                            150,000  (a,b)           147,273

                                                                                                                       1,351,124

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--9.4%

ABN Amro Mortgage,

   Ser. 2001-3, Cl. A5, 6.75%, 2031                                                              37,251                   37,227

Bank of America Mortgage Securities,

   Ser. 2003-1, Cl. 2B4, 5.25%, 2018                                                             99,239  (a)              88,881

Citicorp Mortgage Securities,

   Ser. 2001-5, Cl. B5, 6.75%, 2031                                                             244,437                  139,329

Norwest Asset Securities,

   Ser. 1998-29, Cl. A1, 6.25%, 2028                                                             79,608                   80,799

Residential Funding Mortgage Securities I,

   Ser. 2003-S1, Cl. B2, 5%, 2018                                                               149,949  (a)             107,541

Wells Fargo Mortgage Backed Securities,

   Ser. 2003-2, Cl. B6, 5.5%, 2018                                                              700,527  (a)             219,510

                                                                                                                         673,287


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT--5.3%

U.S. Treasury Notes,

   3.875%, 2/15/2013                                                                            378,000  (e)             378,620

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--111.5%

Federal Home Loan Mortgage Corp., REMIC, Gtd.
  Gtd. Multiclass Mortgage Participation Ctfs.
    (Interest Only Obligation):

         Ser. 2420, Cl. PI, 6.5%, 11/15/2016                                                    517,177  (c)               1,939

         Ser. 2574, Cl. IB, 5.5%, 5/15/2026                                                     106,572  (c)              19,624

Federal National Mortgage Association:

   6%, 11/1/2032                                                                                463,245                  482,885

   6.5%, 7/1/2032                                                                             1,068,238                1,116,461

   REMIC Trust, Gtd. Pass-through Ctfs.:

      Ser. 2001-W2, Cl. AF, 5.25%, 5/15/2029                                                    129,770                  130,518

      (Interest Only Obligation)

         Ser. 2002-76, Cl. PI, 5.5%, 12/25/2025                                               1,045,835  (c)              87,524

Government National Mortgage Association I:

   6.5%, 3/15/2031                                                                              166,321                  174,968

   5%                                                                                         1,000,000  (d)           1,004,060

   5.5%                                                                                       4,310,000  (d)           4,450,075

Government National Mortgage Association II:

   6%, 1/20/2033                                                                                211,968                  221,242

   4.5%, 8/20/2032                                                                              260,735  (b)             266,309

                                                                                                                       7,955,605

TOTAL BONDS AND NOTES

   (cost $10,555,688)                                                                                                 10,573,944

OTHER INVESTMENTS--21.8%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       518,333  (f)             518,333

Dreyfus Institutional Cash Advantage Plus Fund                                                  518,333  (f)             518,333

Dreyfus Institutional Preferred Plus Money Market Fund                                          518,334  (f)             518,334

TOTAL OTHER INVESTMENTS

   (cost $1,555,000)                                                                                                   1,555,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--7.1%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.24%, 5/1/2003                                                                              165,000                  165,000

   1.17%, 7/17/2003                                                                             345,000                  344,196

TOTAL SHORT-TERM INVESTMENTS

   (cost $509,142)                                                                                                       509,196

TOTAL INVESTMENTS (cost $12,619,830)                                                              177.2%              12,638,140

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (77.2%)             (5,507,975)

NET ASSETS                                                                                        100.0%               7,130,165

(A)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL 30,
     2003, THESE SECURITIES AMOUNTED TO $1,590,152 OR 22.3% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  NOTIONAL FACE AMOUNT SHOWN.

(D)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(E)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSITION.

(F)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 2.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

April 30, 2003 (Unaudited)

                                                                   Market Value                                      Unrealized
                                                                     Covered by                                   (Depreciation)
                                            Contracts              Contracts ($)            Expiration          at 4/30/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S Agency 10 Year Notes                           16                 1,800,500              June 2003                  (14,172)

U.S. Treasury 10 Year Notes                        10                 1,151,250              June 2003                   (6,492)

                                                                                                                        (20,664)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  12,619,830  12,638,140

Cash                                                                      9,435

Paydowns receivable                                                     208,982

Interest receivable                                                      63,699

Other Assets                                                              6,615

                                                                     12,926,871

LIABILITIES ($):

Payable for investment securities purchased                           5,778,019

Payable for futures variation margin--Note 3                             18,687

                                                                      5,796,706

NET ASSETS ($)                                                        7,130,165

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       7,072,060

Accumulated undistributed investment income                               2,856

Accumulated net realized gain (loss) on investments                      57,603

Accumulated net unrealized appreciation (depreciation)

  on investments [including ($20,664) net unrealized

  (depreciation) on financial futures]                                   (2,354)

NET ASSETS ($)                                                        7,130,165
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares                             562,634
  of Beneficial Interest authorized)

NET ASSET VALUE, offering and redemption price per share ($)              12.67

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                               121,095

Cash dividends                                                           9,138

TOTAL INCOME                                                           130,233

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                 91,845

Net realized gain (loss) on financial futures                          (35,211)

NET REALIZED GAIN (LOSS)                                                56,634

Net unrealized appreciation (depreciation) on investments

  [including ($19,258) net unrealized (depreciation) on financial
futures]                                                                11,919

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  68,553

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   198,786

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003            Year Ended
                                              (Unaudited)    October 31, 2002(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Total investment income                           130,233              60,050

Net realized gain (loss) on investments            56,634             158,671

Net unrealized appreciation
   (depreciation) on investments                   11,919             (14,273)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      198,786             204,448

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income                                (145,325)            (44,813)

Net realized gain on investments                 (154,991)                 --

TOTAL DIVIDENDS                                  (300,316)            (44,813)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                     642,865           6,100,828

Dividends reinvested                              237,098              41,633

Cost of shares redeemed                                --                (364)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS          879,963           6,142,097

TOTAL INCREASE (DECREASE) IN NET ASSETS           778,433           6,301,732

NET ASSETS ($):

Beginning of Period                             6,351,732              50,000

END OF PERIOD                                   7,130,165           6,351,732

Undistributed investment income                     2,856              17,948

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                        50,545             486,057

Shares issued for dividends reinvested             18,798               3,263

Shares redeemed                                        --                 (29)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      69,343             489,291

(A)  FROM JUNE 6, 2002 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                            April 30, 2003         Year Ended
                                                (Unaudited)  October 31, 2002(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                 12.88         12.50

Investment Operations:

Investment income                                      .25(b)        .13(b)

Net realized and unrealized

    gain (loss) on investments                         .12           .35

Total from Investment Operations                       .37           .48

Distributions:

Dividends from investment income                      (.28)         (.10)

Dividends from net realized gain on investments       (.30)           --

Total Distributions                                   (.58)         (.10)

Net asset value, end of period                       12.67         12.88

TOTAL RETURN (%)                                      3.03(c,d)     3.92(c,d,e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of net investment income

    to average net assets                             3.90(c)       1.07(c)

Portfolio Turnover Rate                             258.90(c)     423.74(c)

Net Assets, end of period ($ x 1,000)                7,130         6,352

(A)  FROM JUNE 6, 2002 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 2002.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D) EXCLUSIVE OF WRAP FEE CHARGES. IN ADDITION, ALL FUND LEVEL EXPENSES ARE BORNE BY THE DISTRIBUTOR.

(E) CALCULATED BASED ON NET ASSET VALUE ON THE CLOSE OF BUSINESS ON JUNE 10, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2002.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Mortgage Shares (the "fund") is a separate non-diversified series of Dreyfus Fixed Income Securities (the "Company") which is registered under the Investment Company Act of 1940 as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), is the distributor of the fund's shares.

As of April 30, 2003, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 421,867 shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Shares of each fund may be purchased only through "wrap fee"
programs   sponsored  by  investment  advisors  or  broker/dealers  ("financial
representatives"). Typically,   participants   in   these   programs   pay  an
all-inclusive "wrap" fee to their financial representative. There are no fees or expenses charged directly to the fund. The Distributor pays all fund expenses. The program sponsors have agreed to pay the Distributor for services it provides in connection with an investment in the fund.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

On  April  30, 2003, the Board of Trustees declared a cash dividend of $.047 per
share   from  undistributed  investment  income-net,  payable  on  May  1,  2003
(ex-dividend date), to shareholders of record as of the close of business on April 30, 2003.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2002 was as follows: ordinary income $44,813. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Other Transactions With Affiliates:

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. The fund derives $9,138 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, options and financial futures, during the period ended April 30, 2003, amounted to $24,927,581 and $21,576,552, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2003, are set forth in the Statement of Financial Futures.

At April 30, 2003, accumulated net unrealized appreciation on investments was $18,310, consisting of $96,474 gross unrealized appreciation and $78,164 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

PROXY RESULTS (Unaudited)

Dreyfus Fixed Income Securities held a special meeting of shareholders on December 18, 2002. The proposal considered at the meetings, and the results, are as follows:

                                                               Shares
                                              ----------------------------------

                                                    For      Authority Withheld
                                              ----------------------------------

To elect additional Trustees:

   David W. Burke                                  888,867                  0

   Whitney I. Gerard                               888,867                  0

   Arthur A. Hartman                               888,867                  0

   George L. Perry                                 888,867                  0

Joseph S. DiMartino, Clifford L. Alexander Jr. and Lucy Wilson Benson continued as Trustees of the Company after the shareholder meeting.



NOTES


                   For More Information



                        Dreyfus
                        Mortgage Shares
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE Call your Dreyfus Service Corporation representative or 1-877-460-5620

BY MAIL  Write to:
Dreyfus Separate Accounts Dreyfus Service Corporation
200 Park Avenue 10th Floor
New York, NY 10166

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2003 Dreyfus Service Corporation                                  754SA0403



ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.



[PAGE]

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS FIXED INCOME SECURITIES

By:   /s/Stephen E. Canter
      _____________________
      Stephen E. Canter
      President

Date:  June 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  June 26, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  June 26, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.